                                                                      Exhibit 21

                             DOMESTIC SUBSIDIARIES

                                                                   Country or State    Percentage of
Name of Organization                                               of Incorporation   Voting Interest
--------------------                                               ----------------   ---------------
ARC Specialties, Inc.                                                 California           100%

Adcom Wire, a Florida partnership, d/b/a Adcom Wire Company            Florida             100%

Ark-Ell Springs, Inc.                                                 Mississippi          100%

Beeline Group, Inc.                                                   California           100%

Bergen Cable Technology, Inc.                                          Delaware            100%

Bonded Fiber Products, Inc.                                         North Carolina         100%

Cambridge Tool & Mfg. Co., Inc.                                      Massachusetts         100%

Collier-Keyworth, Inc.                                              North Carolina         100%

Crest-Foam Corp.                                                      New Jersey           100%

Culp-Gadsden, Inc.                                                      Alabama            100%

Design Fabricators, Inc.                                               Colorado            100%

Dresher, Inc.                                                          Delaware            100%

Hanes CNC Services Co.                                              North Carolina         100%

Hanes Companies - New Jersey, Inc.                                     Delaware            100%

Hanes Companies, Inc.                                               North Carolina         100%

Indiana Acquisition Corp.                                               Indiana            100%

Jarke Corporation                                                      Illinois            100%

L&P Acquisition Company - 18                                           Delaware            100%

L&P Acquisition Company - 31                                           Delaware            100%

L&P Acquisition Company - 33                                           Delaware            100%

L&P Acquisition Company - 35, Inc.                                       Ohio              100%

L&P Acquisition Company - 38                                           Illinois            100%

L&P Acquisition Company - 41                                           Delaware            100%

                                                                      Exhibit 21

                             DOMESTIC SUBSIDIARIES

                                                                   Country or State    Percentage of
Name of Organization                                               of Incorporation   Voting Interest
--------------------                                               ----------------   ---------------
L&P Acquisition Company - 43                                           Delaware            100%

L&P Acquisition Company - 44                                           Delaware            100%

L&P Acquisition Company - 45                                           Delaware            100%

L&P Acquisition Company - 8                                            Delaware            100%

L&P Central Asia Trading Company                                       Delaware            100%

L&P Financial Services Co.                                             Delaware            100%

L&P Holdings One, Inc.                                                 Delaware            100%

L&P International Holdings Company                                     Delaware            100%

L&P Manufacturing, Inc.                                                Delaware            100%

L&P Property Management Company                                        Delaware            100%

L&P TexPro, Inc.                                                       Delaware            100%

L&P Transportation Co.                                                 Delaware            100%

Leaving Taos, Inc.                                                     Delaware            100%

Leggett & Platt Asia Marketing, Inc.                                   Delaware            100%

Leggett & Platt Components Company, Inc.                               Delaware            100%

Leggett & Platt International Development Co.                          Delaware            100%

Leggett & Platt International Service Corporation                      Delaware            100%

Leggett & Platt Middle East, Incorporated                              Delaware            100%

Leggett & Platt Tax Partnership                                        Missouri            100%

Leggett & Platt Turkey, Inc.                                           Delaware            100%

Leggett Partners, L.P.                                                   Texas             100%

Leggett Wire Company                                                   Delaware            100%

Leggett and Platt International Corporation                            Missouri            100%

                                                                      Exhibit 21

                             DOMESTIC SUBSIDIARIES

                                                                   Country or State    Percentage of
Name of Organization                                               of Incorporation   Voting Interest
--------------------                                               ----------------   ---------------
MG Loan Company                                                        Delaware             100%

Met Displays, Inc.                                                     Illinois             100%

Metrock Steel & Wire Company, Inc.                                      Alabama             100%

Miller Manufacturing & Lumber Sales, Inc.                              Missouri             100%

Nagle Industries, Inc.                                                 Michigan             100%

Option Spring Products, LLC                                            Tennessee            100%

Pace Industries, Inc.                                                  Arkansas             100%

Parthenon CNC Services Co.                                             Delaware             100%

Pulsar Plastics, Inc.                                                  Illinois             100%

Sensible Storage, Inc.                                                 Illinois             100%

Steadley Company                                                       Missouri             100%

Steiner-Liff Textile Products Co.                                      Delaware             100%

Syd-Ren Industries, Inc.                                              California            100%

Syndicate Systems, Inc.                                                 Indiana             100%

Talbot Industries, Inc.                                                Missouri             100%

Tarrant Interiors, Inc.                                                  Texas              100%

Vertex Fasteners, Inc.                                                 Illinois             100%

Wichita Wire, Inc.                                                      Kansas              100%

                                                                      Exhibit 21

                             FOREIGN SUBSIDIARIES

                                                                   Country or State    Percentage of
Name of Organization                                               of Incorporation   Voting Interest
--------------------                                               ----------------   ---------------
1314116 Ontario Inc.                                                    Canada             100%

1324912 Ontario Inc.                                                    Canada             100%

275390 B.C. Ltd                                                         Canada             100%

394382 B.C. Ltd.                                                        Canada             100%

394434 B.C. Ltd.                                                        Canada             100%

394435 B.C. Ltd.                                                        Canada             100%

394446 B.C. Ltd.                                                        Canada             100%

515438 B.C. Ltd.                                                        Canada             100%

9038-8315 Quebec Inc.                                                   Canada             100%

Administradora Soal S.A. de C.V.                                        Mexico             100%

Bizzy Lizzy Limited                                                 United Kingdom         100%

Bois Aise de Roberval Inc.                                              Canada             100%

Bois J.L.P. Inc.                                                        Canada             100%

Brinmark Limited                                                    United Kingdom         100%

Cable Bergen de Mexico, S.A. de C.V.                                    Mexico             100%

Carreiro Holdings, S.A. de C.V.                                         Mexico             100%

Carreiro, S.A. de C.V.                                                  Mexico             100%

Comercializadora Soal, S.A. de C.V.                                     Mexico             100%

D.T.A. Comercializaciones, S.A. de C.V.                                 Mexico             100%

De Todo en Alambre de Aguascalientes, S.A. de C.V.                      Mexico             100%

Eftex Comercial Ltda.                                                   Brazil             100%

Etermex, S.A. de C.V.                                                   Mexico             100%

Fibras Acolchables, S.A. de C.V.                                        Mexico             100%

                                                                      Exhibit 21

                             FOREIGN SUBSIDIARIES

                                                                   Country or State    Percentage of
Name of Organization                                               of Incorporation   Voting Interest
--------------------                                               ----------------   ---------------
Fides S.r.l.                                                             Italy              100%

Gateway (Textiles) Limited                                          United Kingdom          100%

Gateway Holdings Limited                                            United Kingdom          100%

Globe Spring and Cushion Company Limited                                Canada               50%

ILMA Italia S.r.l.                                                       Italy              100%

Impact Wire Products Inc.                                               Canada              100%

Inter-Spring Limited                                                United Kingdom          100%

J.A. Wilson Display Ltd.                                                Canada              100%

John Pring & Son Limited                                            United Kingdom          100%

L and P Mexico, S.A. de C.V.                                            Mexico              100%

L&P (Australia) Acquisition Co. No. 1 Pty Ltd                          Australia            100%

L&P Automotive Europe GmbH                                              Germany             100%

L&P Denmark Aps                                                         Denmark             100%

L&P Europe Limited                                                  United Kingdom          100%

L&P Fahrzeug-und Matratzen-Komponenten
Geschaftsfuhrung GmbH                                                   Germany             100%

L&P Fahrzeug-und Matratzen-Komponenten GmbH & Co. KG                    Germany             100%

L&P Netherlands Holdings B.V.                                       The Netherlands         100%

L&P Swiss Holding Company                                             Switzerland           100%

Leggett & Platt (Alberta) Ltd.                                          Canada              100%

Leggett & Platt (Australia) Pty Ltd                                    Australia            100%

Leggett & Platt (Barbados) Ltd.                                        Barbados             100%

Leggett & Platt (Guang Zhou) Co. Ltd.                                    China              100%

Leggett & Platt (Shanghai) Co. Ltd.                                      China              100%

                                                                      Exhibit 21

                             FOREIGN SUBSIDIARIES

                                                                   Country or State    Percentage of
Name of Organization                                               of Incorporation   Voting Interest
--------------------                                               ----------------   ---------------
Leggett & Platt (Southeast Asia) Pte Ltd                               Singapore            100%

Leggett & Platt Administradora, S.A. de C.V.                            Mexico              100%

Leggett & Platt Brasil Ltda.                                            Brazil              100%

Leggett & Platt Canada Holdings Ltd.                                    Canada              100%

Leggett & Platt de Guadalajara, S.A. de C.V.                            Mexico              100%

Leggett & Platt de Mexicali, S.A. de C.V.                               Mexico              100%

Leggett &  Platt de Mexico, S.A. de C.V.                                Mexico              100%

Leggett & Platt Foreign Sales Corporation                              Barbados             100%

Leggett & Platt Korea, Ltd.                                           South Korea           100%

Leggett & Platt Ltd.                                                    Canada              100%

Leggett & Platt U.K. Limited                                        United Kingdom          100%

Les Bois Blanchet Inc./Blanchet Lumber Inc.                             Canada              100%

Levi Giesbrecht Holdings Limited                                        Canada              100%

MF Knitting Co. Limited                                             United Kingdom          100%

MF Warping Company Limited                                          United Kingdom          100%

Marsh, Fern & Company Limited                                       United Kingdom          100%

Multilastic Limited                                                 United Kingdom          100%

No. 202 Seabright Holdings Ltd                                          Canada              100%

Northeastern Components (International) Ltd.                        United Kingdom          100%

Pace Industries de Chihuahua, S.A. de C.V.                              Mexico              100%

Pace Industries de Mexico, S.A. de C.V.                                 Mexico              100%

Panyu Yong Wang Hardware & Plastic Products Ltd.                         China              100%

Pleasant Valley Remanufacturing Ltd.                                    Canada              100%

                                                                      Exhibit 21

                             FOREIGN SUBSIDIARIES

                                                                   Country or State    Percentage of
Name of Organization                                               of Incorporation   Voting Interest
--------------------                                               ----------------   ---------------
Pullmaflex A.B.                                                         Sweden              100%

Pullmaflex Benelux N.V.                                                 Belgium             100%

Pullmaflex International B.V. (Netherlands)                             Holland             100%

Pullmaflex International Limited                                    United Kingdom          100%

Pullmaflex Japan KK                                                      Japan              100%

Pullmaflex U.K. Limited                                             United Kingdom          100%

S R Holbrook Limited                                                United Kingdom          100%

Slotex Inc.                                                             Canada              100%

Spruceland Forest Products Inc.                                         Canada              100%

Spuhl AG                                                              Switzerland           100%

Spuhl GmbH                                                              Germany             100%

Toledo Federungen GmbH                                                  Germany             100%

Toledo Fjederindlaeg A/S                                                Germany             100%

Wyn Products Pty Ltd                                                   Australia            100%

                                                                      Exhibit 21

          RELATED COMPANIES WHICH ARE NOT SUBSIDIARIES OF REGISTRANT

                                                                   Country or State    Percentage of
Name of Organization                                               of Incorporation   Voting Interest
--------------------                                               ----------------   ---------------
Craftmatice/Contour Industries, Inc.                                   Delaware             4.9%

GS Technologies Corporation                                            Delaware              10%

L&P Central Asia Trading Company - Moscow
(Representative Office)                                           Russian Federation        100%

Leggett & Platt International Services Corp. - Hong Kong
(Representative Office)                                                Hong Kong            100%

Pace Industries of Mexico, LLC                                         Delaware              51%

Pullmaflex Southern Africa (Pte) Ltd.                                South Africa            49%